Flight equipment held for sale	6 Months Ended
Jun. 30, 2023
Discontinued Operations and Disposal Groups [Abstract]
Flight equipment held for sale	Flight equipment held for saleAs of June 30, 2023, flight equipment with a total net book value of $808.5 million met the held for sale criteria and was classified as flight equipment held for sale in our Condensed Consolidated Balance Sheet. Aggregate maintenance and security deposit amounts received from the lessees of approximately $49.4 million will be assumed by the buyers of these aircraft upon consummation of the individual sales transactions.As of December 31, 2022, flight equipment with a total net book value of $292.8 million met the held for sale criteria and was classified as flight equipment held for sale in our Condensed Consolidated Balance Sheet.